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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) December 9, 2002



                              K&F INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                      33-29035                 34-1614845
(State or other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation)                                          Identification No.)

                      600 Third Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                                 (212) 297-0900

              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

     K&F Industries, Inc. (the "Company") is filing this Current Report on
Form 8-K for the purpose of filing with the Securities and Exchange
Commission as an exhibit hereto the Company's press release, dated December 9, 2002, relating to the Company's intention to issue approximately $250 million of new Senior Subordinated Notes due 2010 pursuant to a Rule 144A offering and to enter into a new $30 million revolving credit facility to replace its existing credit facility.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
                 (c) Exhibits

                         99.  Press release dated December 9, 2002



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2002                                K&F INDUSTRIES, INC.
                                                      (Registrant)

                                                      By: /s/ DIRKSON R. CHARLES
                                                      --------------------------
                                                         Dirkson R. Charles
                                                         Chief Financial Officer



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Exhibit No.  Description

99          Press Release dated December 9, 2002







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